EXHIBIT 10

                                 March 28, 1996

MarketWatch Funds
3435 Stelzer Road
Columbus, OH  43219

RE:  Post-Effective Amendment No. 4 to Registration Statement on
     Form N-1A for MarketWatch Money Market Fund Registration
     No. 33-48452/811-6696
     -------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as counsel for MarketWatch Funds, a Massachusetts Business Trust (the "Fund"), in connection with the registration of its shares of beneficial interest in the MarketWatch Money Market Fund ("Money Market Fund Shares") pursuant to Post-Effective Amendment No. 4 to the Fund's Registration Statement under the Securities Act of 1933, as amended. The registration of such Money Market Fund Shares has been made in reliance on Rule 24e-2 under the Investment Company Act of 1940, as amended. The Fund is an open-end investment company authorized to issue an unlimited number of Money Market Fund Shares, $.001 par value. In giving the opinion stated below, we have reviewed the Fund's Agreement and Declaration of Trust, its Code of Regulations, resolutions adopted by its Board of Trustees and shareholders and such other legal and factual matters as we have deemed appropriate. Insofar as our opinion below relates to matters pertaining to Massachusetts law, we have relied upon the opinion of Ropes & Gray, special Massachusetts counsel to the Fund.

     On the basis of and subject to the foregoing, we are of the opinion that the aforementioned Money Market Fund Shares registered pursuant to Rule 24e-2, when issued for payment as described in the Fund's prospectus for the Money Market Fund, will be validly issued, fully paid, and non-assessable by the Fund.

     We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to Post-Effective Amendment No. 4 to the Fund's Registration Statement.

                                        Very truly yours,

                                        /s/Drinker Biddle & Reath

                                        DRINKER BIDDLE & REATH
WBM/CTS